UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2017

THE BON-TON STORES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File	Identification No.)
Number)

2801 E. Market Street, York, Pennsylvania 17402

(Address of principal executive offices, zip code)

(717) 757-7660
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of President and CEO

On May 5, 2017, Kathryn Bufano, President and Chief Executive Officer of the Company, informed the Company that she has resigned as President and Chief Executive Officer effective August 25, 2017, the date of expiration of her employment agreement with the Company.

On May 5, 2017, the Company and Ms. Bufano entered into an Addendum to her Employment Agreement dated July 28, 2014 and effective August 25, 2014. The Addendum provides that Ms. Bufano will continue to perform her duties through August 25, 2017 and will assist with the transition of responsibilities to her successor, William Tracy. The Addendum also provides that Ms. Bufano has the option to accelerate the termination of her employment upon giving at least four weeks’ notice of an earlier termination date between June 30, 2017 and August 25, 2017.

The Addendum provides that the Company will continue to pay Ms. Bufano her salary through the termination of employment. She will also be eligible for a pro rata annual bonus, if earned based on 2017 performance. Currently issued time-based restricted stock will vest upon termination, and performance-based restricted stock shall vest, if earned based on Company performance. The Company will pay Ms. Bufano a transition services bonus of $500,000, payable 50% within 30 days of her signing and not revoking the Separation Agreement and General Release and 50% within 90 days of her signing and not revoking the Separation and General Release. The Company will pay Ms. Bufano $100,000 for expenses she will incur in relocating from Milwaukee, and the Company will pay her COBRA premiums through December 31, 2017.

The Addendum revises the restrictions on Ms. Bufano’s employment with competitors following termination of employment.

The description of the material terms of the Addendum is qualified in its entirety by the Addendum, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Appointment of New President and CEO

On May 5, 2017, the Board of Directors of the Company elected William Tracy, the Company’s current Chief Operating Officer, as President and Chief Executive Officer, such appointment to be effective as of August 25, 2017, or at an earlier date, if Ms. Bufano elects to accelerate her employment termination date.

Mr. Tracy, age 62, has been Chief Operating Officer of the Company since July 2015.  He served as the Executive Vice President of Supply Chain, Logistics, Omnichannel Fulfillment and Global Sourcing of Hudson’s Bay Company from 2013 to July 2015.  Previous assignments at Hudson’s Bay Company from 2007 to 2013 included Executive Vice President of Supply Chain, Logistics, Omnichannel Fulfillment and Information Services, Senior Vice President of Supply Chain, Logistics and eCommerce Fulfillment and Executive Vice President of Operations.  Mr. Tracy previously held the position of Chief Operating Officer at both Fortunoff Brands LLC and Nine West Corporation, and has also served in various senior leadership positions at Lord & Taylor and Abraham & Straus Department Stores.

The full text of the press release issued May 8, 2017 announcing the resignation of Ms. Bufano and the election of Mr. Tracy is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

Exhibit Number	Description
10.1	Addendum dated May 5, 2017 to Employment Agreement between The Bon-Ton Stores, Inc. and Kathryn Bufano

99.1	Press Release issued May 8, 2017 announcing the resignation of Ms. Bufano and the election of Mr. Tracy

Cautionary Note Regarding Forward-Looking Statements

Certain information included in this Current Report on Form 8-K contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which may be identified by words such as “may,” “could,” “will,” “plan,” “expect,” “anticipate,” “believe,” “estimate,” “project,” “intend” or other similar expressions and include the Company’s fiscal 2017 guidance, involve important risks and uncertainties that could significantly affect results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Factors that could cause such differences include, but are not limited to: risks related to retail businesses generally; a significant and prolonged deterioration of general economic conditions which could negatively impact the Company in a number of ways, including the potential write-down of the current valuation of intangible assets and deferred taxes; risks related to the Company’s proprietary credit card program; potential increases in pension obligations; consumer spending patterns, debt levels, and the availability and cost of consumer credit; additional competition from existing and new competitors or changes in the competitive environment; inflation; deflation; changes in the costs of fuel and other energy and transportation costs; weather conditions that could negatively impact sales; uncertainties associated with expanding or remodeling existing stores; the ability to attract and retain qualified management; the dependence upon relationships with vendors and their factors; a data security breach or system failure; the ability to reduce or control SG&A expenses, including initiatives to reduce expenses and improve efficiency; operational disruptions; unsuccessful marketing initiatives; the ability to expand our capacity and improve efficiency through our new eCommerce fulfillment center; changes in, or the failure to successfully implement, our key strategies, including initiatives to improve our merchandising, marketing and operations; adverse outcomes in litigation; the incurrence of unplanned capital expenditures; the ability to obtain financing to fund working capital, capital expenditures, losses and general corporate expenses; the impact of regulatory requirements including the Health Care Reform Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act; the inability or limitations on the Company’s ability to favorably adjust the valuation allowance on deferred tax assets; and the financial condition of mall operators. Additional factors that could cause the Company’s actual results to differ from those contained in these forward-looking statements are discussed in greater detail under Item 1A of the Company’s Form 10-K filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BON-TON STORES, INC.

	By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Executive Vice President — Chief Financial Officer

Dated: May 10, 2017